UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2025 (November 18, 2024)

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PARR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K of Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on November 18, 2024 (the “Prior 8-K”), the Company, Par Petroleum, LLC, a Delaware limited liability company, and Par Petroleum Finance Corp., a Delaware corporation, received commitments on November 18, 2024 from Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, to increase the size of its term loan credit agreement dated February 28, 2023 (as amended by Amendment No. 1 to its term loan credit agreement, dated April 8, 2024, the “Term Loan Credit Agreement”) by $100.0 million to an aggregate initial principal balance of $650.0 million (the “Additional Commitments”). The Additional Commitments were made pursuant to Amendment No. 2 to the Term Loan Credit Agreement dated November 25, 2024 (the “Second Amendment’).

This Current Report on Form 8-K/A (this “8-K/A”) amends and supplements the Prior 8-K for the sole purpose of providing a copy of the Second Amendment pursuant to Item 9.01 of Form 8-K. Except as otherwise provided herein, the disclosure made in the Prior 8-K remains unchanged and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this 8-K/A.

Item 9.01         Financial Statements and Exhibits

(d)	Exhibits.

10.1*
Amendment No. 2 to Term Loan Credit Agreement, dated as of November 25, 2024, by and among Par Pacific Holdings, Inc., Par Petroleum, LLC, Par Petroleum Finance Corp., the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to this exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2025

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President, General Counsel, and Secretary